UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 23, 2007

Sterling Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-16276	23-2449551
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania		17601-4133
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717-581-6030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On January 23, 2007, the Board of Directors of Sterling Financial Corporation (the "Corporation"), on the recommendation of the Management Development and Compensation Committee, approved the terms of and set the 2007 corporate performance goals for cash incentives payable to the executive officers under the Executive Annual Gain-Sharing Plan. The plan is based upon a number of corporate and individual performance factors focusing on specific annual goals. Generally, the corporate goals will be company-wide financial factors, with the primary emphasis on earnings per share growth and secondarily on efficiency ratio, return on tangible equity and individual goals. The corporate performance factors are determined at the beginning of each plan year. Each corporate factor has quantifiable objectives which may include threshold, target, and maximum goals. The Chief Executive Officer, the Chief Revenue Officer and the Chief Financial Officer's goals are 100% based on the Corporation's financial goals. The other executive officers' goals are weighted 70% on financial measures and 30% on individual performance measures. Awards are calculated as a percentage of base salary which is assigned to various levels of performance. No gain sharing payments will be earned by the executive officers on the corporate goals unless the Corporation's financial results exceed the prior year's continuing operations earnings per share performance (subject to one-time adjustments at the discretion of the Management Development and Compensation Committee), after accruing for such payments.

For 2007, subject to the financial and performance measures described above, the executive officers are eligible for cash payments based on a percentage of their annual base salary as set forth on Exhibit 99.1 attached to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) 99.1 Sterling Financial Corporation 2007 Executive Annual Gain-Sharing Plan Goals

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Financial Corporation

January 26, 2007	By:	Jean Svoboda

Name: Jean Svoboda
Title: General Counsel, Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Sterling Financial Corporation 2007 Executive Annual Gain Sharing Plan Goals